SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Med-Emerg International Inc.

(Name of Registrant as Specified In Its Charter)

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MED-EMERG INTERNATIONAL INC.
6711 Mississauga Road, Suite 404
Mississauga, ON  L4N 2W3

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an Annual Meeting of the shareholders of MED-EMERG INTERNATIONAL INC. (the “Company”) will be held at the head office of the Company at 6711 Mississauga Road, Suite 404, Mississauga, Ontario, L4N 2W3 on Tuesday, August 7, 2007 at the hour of 10:00 a.m. (Toronto time) for the following purposes:

(a)	to receive the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2006 and the auditors’ report thereon;

(b)	the election of directors as nominated by management;

(c)	the re-appointment of Grant Thornton LLP, Chartered Accountants, as auditors of the Company in respect of the current year and to authorize the directors to fix their remuneration; and

(d)	such further and other business as may be properly brought before the Meeting or any adjournment thereof.

all as described in the Management Information Circular accompanying this notice.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.  If you plan to be present personally at the Meeting, you are requested to bring the enclosed form of proxy for identification purposes.

All instruments appointing proxies to be used at the Meeting must be deposited at least forty-eight (48) hours, being August 5, 2007, or any adjournment, with the Secretary of the Company at 6711 Mississauga Road, Suite 404, Mississauga, Ontario L4N 2W3, or to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 1004-1123, provided that a proxy may be delivered to the Chairman of the Meeting on the day of the Meeting or any adjournment prior to the time for voting.  The record date for the determination of those shareholders entitled to receive the Notice of the Meeting is the close of business on July 6, 2007.

DATED at Toronto, Ontario, this 6th day of July, 2007

BY ORDER OF THE BOARD

By:	(signed) “Michael Sinclair”
Name: Michael Sinclair
Title: Chairman of the Board

Annual Meeting of Shareholders to be held on August 7, 2007 MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT July 6, 2007

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

The information contained in this management information circular AND PROXY STATEMENT (the “Circular”) is furnished in connection with the solicitation of proxies BY AND ON BEHALF OF THE MANAGEMENT OF MED-EMERG INTERNATIONAL INC. (THE “COMPANY”) for use at an Annual Meeting of the holders (collectively, the “Shareholders”) of common shares (“Common Shares”) and Special Shares, series I (“Series I Shares” and, together with the Common Shares, collectively, the “Voting Securities”) of the Company to be held at 10:00 a.m. (Toronto time) on Tuesday, August 7, 2007 at the head office of the Company at 6711 Mississauga Road, Suite 404, Mississauga, Ontario, L5N 2W3, and at any continuation and adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.  The information contained herein is given as of July 6, 2007, except as otherwise noted.  It is expected that the solicitation will be primarily by mail but directors, officers or regular employees of the Company may also solicit proxies personally at a nominal cost. The cost of solicitation of proxies will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are either directors or senior officers of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT, AS PROXYHOLDER OR ALTERNATIVE PROXYHOLDER, A PERSON, PERSONS OR A COMPANY, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING, OTHER THAN ANY OF THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, AND MAY DO SO by inserting such other person’s name in the blank space provided in the form of proxy and depositing the completed proxy with the transfer agent or the Secretary of the Company as instructed herein below. A Shareholder must execute a proxy or his attorney authorized in writing or, if executed by a body corporate, by an officer or attorney thereof, duly authorized.

The Voting Securities represented by proxy will be voted for, against or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and if the Shareholder specifies a choice with respect to any matter to be acted upon, the Voting Securities will voted accordingly. In the absence of any instructions as to voting on the proxy, the management designees, if named as proxy, will vote in favor of the matters set out therein and the Common Shares represented by such form of proxy will be voted in favor of the matters set out therein.

A Shareholder giving the proxy has the power to revoke it. In addition to any other manner permitted by law, a Shareholder may revoke the proxy by depositing an instrument in writing executed by the Shareholder or by his attorney authorized in writing, or if the Shareholder is a body corporate, by an officer or attorney thereof duly authorized, at the head office of the Company or at CONTINENTAL STOCK TRANSFER & TRUST COMPANY at least forty-eight (48) hours, excluding Saturdays, Sundays and holidays, before the Meeting or any adjournment thereof. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

A Non-Registered Shareholder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven (7) days prior to the meeting.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business.  Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

DEPOSIT OF PROXY

By resolution of the Directors duly passed, ALL PROXIES TO BE USED AT THE MEETING MUST BE DEPOSITED AT LEAST FORTY-EIGHT (48) HOURS, EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS, BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, WITH THE SECRETARY OF THE COMPANY AT 6711 MISSISSAUGA ROAD, SUITE 404, MISSISSAUGA, ONTARIO L5N 2W3, OR TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 17 BATTERY PLACE, NEW YORK, NEW YORK 1004-1123, provided that a proxy may be delivered to the Chairman of the Meeting on the day of the Meeting or any adjournment prior to the time for voting. A return envelope has been included with this material.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Voting Securities owned by a person (a “Non-Registered Shareholder”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of the Voting Securities (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as the Canadian Depository of Securities Limited (“CDS”) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of this Circular and the accompanying Notice of Meeting, forms of proxy and the annual report (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Shareholders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless a Non-Registered Shareholder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Shareholders. Generally, Non-Registered Shareholders who have not waived the right to receive Meeting Materials will either:

(a)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the Non-Registered Shareholder but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified above under “Appointment of Proxies”; or

(b)
be given a form of proxy which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”) which the Intermediary must follow. Typically the Non-Registered Shareholder will also be given a page of instructions which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a Voting Instruction Form, the Non-Registered Shareholder must remove the label from the instructions and affix it to the Voting Instruction Form, properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of Voting Securities they beneficially own. Should a Non-Registered Shareholder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Shareholder should strike out the persons named in the form of proxy and insert the Non-Registered Shareholder’s name in the blank space provided. NON-REGISTERED SHAREHOLDERS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS OF THEIR INTERMEDIARY INCLUDING THOSE REGARDING WHEN AND WHERE THE FORM OF PROXY OR VOTING INSTRUCTION FORM IS TO BE DELIVERED.

EXERCISE OF DISCRETION OF PROXIES

The persons named in the accompanying form of proxy for use at the meeting will vote the shares in respect of which they are appointed in accordance with the directions of the Shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTIONS, SUCH SHARES SHALL BE VOTED “FOR”:

1)	the election of directors as nominated by management;

2)	the re-appointment of Grant Thornton LLP, Chartered Accountants, as auditors of the Company in respect of the current year and to authorize the directors to fix their remuneration; and

3)	such further and other business as may be properly brought before the Meeting or any adjournment thereof;

ALL AS MORE PARTICULARLY DESCRIBED IN THIS CIRCULAR.

The Shareholders will also receive the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2006 and the auditors’ report thereon.

THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.  At the time of printing this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting.  HOWEVER, IF OTHER MATTERS THAT ARE NOT KNOWN TO THE MANAGEMENT OF THE COMPANY SHOULD COME BEFORE THE MEETING, THE SHARES REPRESENTED BY ANY PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSONS NAMED THEREIN.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consisted of an unlimited number of each of Common Shares, class “A”, redeemable, retractable, non-cumulative preferred shares (“Class A Shares”), class “B”, redeemable, retractable, non-cumulative preferred shares (“Class B Shares”) and special shares, issuable in series of which there is one series outstanding, being the Series I Shares. As of July 6, 2006, there were 58,257,696 Common Shares and 8,750,000 Series I Shares outstanding as fully paid and non-assessible, resulting in a total of 67,007,696 votes entitled to be cast at the Meeting.  There are no Class A Shares or Class B Shares outstanding. Each Common Share and Series I Share outstanding on the Record Date is entitled to be voted at the Meeting. The Common Shares are traded under the symbol “MDER” on the Over-the-Counter Bulletin Board (“OTC BB”).

The record date for the Meeting is July 6, 2007. Each Shareholder of record will be entitled to one vote for each Common Share or Series I Share held as of the record date at the Meeting or any adjournment or postponement thereof, except to the extent that a person has transferred any shares after that date and the transferee of such shares establishes proper ownership and requests not later than 10 days before the Meeting or any adjournment or postponement thereof that the transferee’s name be included in the list of Shareholders entitled to vote at the Meeting.

To the knowledge of the directors and senior officers of the Company, as at July 6, 2007, the following persons or companies beneficially own, directly or indirectly, or exercises control or direction over more than 5% of the Voting Securities of the Company:

Shareholder	Number of Common or Series I Shares (1)	% of Voting Securities
Koby Ofek (2)(3)	16,737,023	24.6%
Calian Technologies(4)	8,750,000	11.5%
The Sinclair Montrose Trust (2)(5)(6)	6,631,209	9.8%
BXR1 Holdings Inc. (2)(6)(7)	6,954,628	10.3%
1245841 Ontario Inc. (8)	735,044	8.7%
David Kassie (2)(6)(9)	4,636,418	6.9%
Walt & Co. Inc. (2)(6)(10)	4,616,418	6.9%
H.T. Ardinger, Jr.	4,011,500	7.0%
All Officers and Directors as a group (2)(11)	32,906,878	53.2%

Notes:

(1)      Unless otherwise indicated, the shares referenced in the above table represent Common Shares.  Pursuant to the rules and regulations of the Securities and Exchange Commission, Common Shares that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2)       Under the terms of a warrant (the “A Warrants”) certificate issued by the Company on June 15, 2004, the Holder has the right to acquire up to a certain number of additional Common Shares at:

(a)
$0.50 US per Common Share on the basis of three (3) Common Shares for each Common Share that is issued pursuant to the 885,000 options currently outstanding which entitle the holder to purchase Common Shares at $0.50 US per common share (the “$0.50 Option Shares”); or

(b)	The terms of the A Warrants provide the Holder with the right to acquire additional Common Shares only if any of the $0.50 Option Shares are issued

(3)      Includes the A Warrants granted to Mr. Ofek to purchase 958,758 Common Shares.

(4)      Each Series I Share is currently convertible at the option of Calian into one Common Share.  Calian owns 100% of the Special I Shares.

(5)      Includes the A Warrants granted to The Sinclair Montrose Trust to purchase 379,860 Common Share.

(6)      So long as BXR1 Holdings Inc., Walt & Co. Inc. and David J. Kassie and certain others (individually or jointly the “Canadian Investor”) or Koby Ofek, The Sinclair Montrose Trust and certain others (individually or jointly the “International Investor”), hold, in the aggregate, at least 10% of the issued and outstanding Common Shares (the “Requisite Percentage”), each of the Canadian Investor and the International Investor (hereinafter the “Investor”) shall be entitled to designate the lesser of one (1) director or that number of members of the Board of Directors which as a percentage of the total number of members of the Board of Directors is not less than the percentage of the issued and outstanding Common Shares held by the Investor.  In case of a fractional pro rata entitlement the fractional number shall be ‘rounded down’ to the nearest whole number.  The Investor acknowledges and agrees that the director designated by it to sit on the Board of Directors shall be subject to re-election by the Company’s Shareholders at the Company’s scheduled meetings for the election of directors.  To the extent that the Investor has not exercised its rights to appoint its full entitlement of Board seats, such failure shall not constitute a waiver of any of its rights hereunder.

(7)      Includes the A Warrants granted to BXR1 Holdings Inc. to purchase 398,387 Common Shares.

(8)      Includes (i) 5,292,544 Common Shares owned by 1245841 Ontario Inc. (“1245841”), which is owned equally by Dr. and Mrs. Zacharias; (ii) options to purchase 200,000 Common Shares granted by the Board of Directors to Dr. Zacharias on May 15, 2003; and (iii) warrants (the “B Warrants”) granted to 1245841 to purchase up to 442,500 Common Shares on the basis of one (1) Common Share upon the issuance of each two (2) $0.50 Option Shares or $1.00 Option Shares.

(9)      Includes the A Warrants granted to David Kassie to purchase 265,591 Common Shares.

(10)    Includes the A Warrants granted to Walt & Co. to purchase 265,591 Common Shares.

(11)    Includes: (A) Common Shares owned by Koby Ofek pursuant to item 3 above; (B) Common Shares owned indirectly by Michael Sinclair through The Sinclair Montrose Trust pursuant to item 5 above; (C) Common Shares owned indirectly by Manfred Walt through Walt & Co. Inc. pursuant to item 10 above; (D) (i) one half of the Common Shares and B Warrants owned by 1245841 and the options to purchase 200,000 Common Shares pursuant to item 8 above; Dr. Zacharias disclaims beneficial ownership of the Common Shares and the B Warrants owned by his wife; (E) (i) 1,250,000 Common Shares owned by Sidney Braun; (ii) A Warrants to purchase 75,956 Common Shares; and (iii) options to purchase 250,000 Common Shares at $0.115 (US) granted on May 31, 2004; (F) options to purchase 150,000 Common Shares at $0.50 US per Common Share exercisable within sixty (60) days of the date hereof to each of Messrs. Lewis MacKenzie and John Yarnell; (G) options to purchase 100,000 Common Shares at $0.50 US per Common Share exercisable within sixty (60) days of the date hereof to Don Ross; and (H) options to purchase 100,000 Common Shares at $0.50 US per Common Share exercisable within sixty (60) days of the date hereof to William J. Danis.

PARTICULARS OF MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide that the board of directors of the Company (the “Board of Directors”) consists of a minimum of one (1) and a maximum of ten (10) directors.  The Board of Directors presently consists of seven (7) directors to be elected annually.  Each director will hold office until the next annual meeting of the Shareholders of the Company or until his/her successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Company.  Pursuant to a special resolution of the Shareholders on June 26, 2001, the directors of the Company were authorized to fix the number of directors on the Board of Directors and the number of directors to be elected at the annual meeting of the Shareholders within the minimum and maximum number of directors permitted pursuant to the Company’s Articles of Incorporation.

Management has nominated seven (7) persons to act as directors of the Company.  The persons named in the enclosed instrument of proxy intend to vote for the election of the nominees whose names are set forth below. The seven (7) directors who are standing for re-election by the Shareholders have held office from the dates indicated below.  Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion unless the Shareholder who has given such proxy has directed that the shares be withheld from voting in the election of directors. Each director elected at the Meeting will hold office until the next annual meeting of Shareholders or until his or her successor is elected or appointed, unless his or her office is earlier vacated according to the provisions of the by-laws of the Company or the Business Corporations Act (Ontario).  So long as the Canadian investor or the International Investor hold, in the aggregate, the Requisite Percentage, each of the Canadian Investor and the International Investor shall be entitled to designate the lesser of one (1) director or that number of members of the Board of Directors which as a percentage of the total number of members of the Board of Directors is not less than the percentage of the issued and outstanding Common Shares held by the Investor.  In case of a fractional pro rata entitlement the fractional number shall be ‘rounded down’ to the nearest whole number.  The director designated by an Investor to sit on the Board of Directors is subject to re-election by the Company’s Shareholders at the Company’s scheduled meetings for the election of directors.  To the extent that an Investor has not exercised its rights to appoint its full entitlement of Board seats, such failure does not constitute a waiver of any of its rights.

The following table states the names of the persons nominated by management for election as directors, their province/state of residency, current principal occupation, business or employment and the same for the previous five years unless disclosed in a information circular previously provided to Shareholders, and similar information for the members of management who are not being nominated to the Board of Directors.

Name, Place of Residence and Present Position in the Company	Principal Occupation for the Past Five Years(1)	Director Since	No. of Common SharesBeneficially Owned, Controlled or Directed
Ramesh Zacharias Ontario, Canada Director, CEO	CEO of Med-Emerg International Inc.	September 1983	2,792,544(2)
John Yarnell Ontario, Canada Director(3)(4)(5)	President, Yarnell Companies Inc.	September, 2002	Nil(8)
Lewis MacKenzie Ontario, Canada Director(3)(4)(5)	President, Major-General MacKenzie Enterprises Inc.	December, 2002	Nil(7)
Sidney Braun Ontario, Canada Director	President, ROMlight International Inc.	May, 2004	1,250,000(6)
Michael Sinclair London, England Director(4)	Chairman of Sinclair Montrose Trust	May, 2004	6,251,349(9)
Koby Ofek Savyon, Israel Director(4)	Chairman of Oz Atid International Ltd.	May, 2004	15,778,265(10)
Manfred Walt Ontario, Canada Director(3)(4)	President and CEO of Walt & Co. Inc.	May, 2004	3,476,662(11)

Notes:

(1)      For a detailed biography, please see the biographical sketch of each director set forth under the heading “Particulars of Matters to be Acted Upon - Election of Directors - Biographies”.

(2)      Does not include 492,500 warrants to purchase Common Shares, 200,000 options to purchases Common Shares issued under the Current Plan and 600,000 Performance Options (as hereinafter defined).

(3)      Denotes member of the Audit Committee.

(4)      Denotes member of the Compensation Committee.

(5)      Denotes member of the Governance Committee.

(6)      Does not include 75,956 warrants to purchase Common Share, 250,000 options to purchases Common Shares issued under the Current Plan and 600,000 Performance Options.

(7)      Does not include 150,000 options to purchases Common Shares issued under the Current Plan.

(8)      Does not include 150,000 options to purchases Common Shares issued under the Current Plan.

(9)      Does not include 379,860 warrants to purchase Common Shares.

(10)    Does not include 958,758 warrants to purchase Common Shares.

(11)    Does not include 265,591 warrants to purchase Common Shares.

Shareholders are requested by Management to vote for the election of the persons named in the foregoing table to the Board of Directors.

Unless authority to do so is withheld, the persons named in the enclosed form of proxy intend to vote for the election of the persons named in the foregoing table to the Board of Directors.

Corporate Cease Trade Orders or Bankruptcies

Other than as set forth below, no proposed director of the Company is, as at the date hereof or has been, within the last 10 years before the date hereof, a director or executive officer of any issuer (including the Company) that, while acting in that capacity:

1)	was the subject of a cease trade or similar order or an order that denied the relevant Company access to any exemption under securities legislation, for a period of not more than 30 consecutive days;

2)
was subject to an event that resulted, after the director or officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant corporation access to any exemption under securities legislation, for a period of more than 30 consecutive days;

3)
within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

4)
has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of any director, officer or Shareholder.

In 2002 Mr. Sinclair was a non-executive director of i-Desk plc, when it appointed receivers and subsequently commenced insolvency proceedings.  In 2006, Mr. Sinclair was a director of YooPlay Limited, when the creditors of that company appointed a liquidator.  Manfred Walt was a non-executive director of Oxford Automotive Inc., a private company which in January 2002, commenced a pre-packaged Chapter 11 filing in conjunction with a financial recapitalization as a result of the severe downturn in production volumes in the North American auto parts industry. Oxford Automotive Inc. emerged from Chapter 11 in June 2002 and Mr. Walt retired from its board in November 2003.

Biographies

Nominees to the Board of Directors

Ramesh Zacharias, M.D., FRCSC

Dr. Ramesh Zacharias, age 55, is the founder of Med-Emerg International Inc. He is a surgeon and leading expert in the design and delivery of emergency care. He has provided consulting services regarding the delivery of emergency care in Canada, the Caribbean, Saipan and Malaysia and provided management consulting services regarding the operation of medical clinics in Canada, the United States and Russia. Dr. Zacharias provides medical leadership to Med-Emerg International Inc.  Dr. Zacharias assumed the duties of President and COO on August 31, 2006, upon Mr. Braun’s resignation.

John Yarnell

John Yarnell, age 79, is the President of Yarnell Companies Inc.  Yarnell Companies Inc. is an investment and management services company formed in 1978 to invest and manage venture capital initiatives.  Mr. Yarnell is the founder and retired Chairman of the Quorum Group of companies and a former director and chairman of Poco Petroleums Ltd., Guard Inc., and Aluma Systems Inc.  He is a graduate of The University of Manitoba and Harvard Business School.

Major-General (retired) Lewis MacKenzie

Major-General Lewis Mackenzie is age 67.  During his thirty-six years of military service in the infantry he served nine years in Germany with NATO forces and managed nine peacekeeping tours of duty in six different mission areas: the Gaza strip, Cyprus, Vietnam, Cairo, Central America and Sarajevo.  He retired from the forces in 1993 and in that same year received the prestigious Vimy Award for his outstanding contribution to the preservation of democratic values.  Since his retirement from the military, Lewis MacKenzie has regularly appeared on many of the international TV and radio networks as a commentator.  Following the attacks of September 11, 2001, General MacKenzie was appointed one of two advisors to the Government of Ontario on counter-terrorism and emergency measures.  He is a graduate of the Xavier Junior College of Sydney, Cape Breton and The University of Manitoba.

Sidney Braun

Sidney Braun, age 47, is the President of ROMlight International Inc.  He was the President and COO of the Company from May 31, 2004, until his resignation on August 31, 2006.  For the three years prior to joining the Company, Mr. Braun was an exclusive subcontractor to Poalim/IBI, the largest investment bank in Israel, covering the European financial markets.  For the approximately two years prior to that, Mr. Braun was a representative for Raphael Zorn Helmsley, a UK investment bank.  Mr. Braun assisted in taking Israeli based companies public on the AIM in London, England.

Michael Sinclair

Since 1990 Dr. Sinclair, age 64, has been the Chairman of Sinclair Montrose Trust, a UK based investment company.  Dr. Sinclair has been involved in several healthcare staffing companies in North America and the United Kingdom.  Dr. Sinclair was Chairman and the largest individual Shareholder of Lifetime Company, a NYSE listed company.  Through his vision and leadership, Lifetime grew to the largest home healthcare provider in the US with about US $1.2 billion in revenues and over 70,000 nurses affiliated through its nationwide branches.  It was sold for more than US $600 million.

Koby Ofek

Mr. Ofek, age 49, is a 20-year veteran of the recruitment and staffing industry and an owner and manager of such businesses since 1986.  Mr. Ofek is the Chairman of Oz Atid International Ltd.  Through the years he has recruited many thousands of workers, mainly from Eastern Europe.

Manfred Walt

Since May 2002, Mr. Walt, age 54, has been principally employed as President and Chief Executive Officer of Walt & Co. Inc., a private investment and management company and provides consulting services to various Paul Reichmann family entities. Mr. Walt is a director and consultant to Spectrum Seniors Housing Development Corp, the largest developer of assisted living facilities in Canada and is a strategic advisor to Chartwell Seniors Housing REIT.  Mr. Walt is also a director of Killam Properties Inc. an publicly traded Atlantic Canada based apartment company. Mr. Walt was previously associated for 18 years in various capacities with Brookfield Asset Management Inc.

Management

Donald Ross

Dr. Ross has been Vice-President of the Company. since November 2000 and is responsible for business development for the Company.  He is an experienced healthcare executive, responsible for hands-on day-to-day operations.  In addition to his professional experience, Dr. Ross holds a Masters degree in Clinical Epidemiology, is a Doctor of Dental Medicine, and has an Honors Bachelors degree in neurophysiology from the University of British Columbia.  Prior to working with the Company, Dr. Ross was the Executive Vice-President (Health Care) of Aetna Canada for five years and has extensive experience in managing clinical business units in the public and private sectors.

William J. Danis

Mr. Danis has served as the Company’s Chief Financial Officer and Corporate Secretary since May 2003.  Mr. Danis is an experienced financial professional, bringing 25 years of operational and investment experience to his role at Med-Emerg International Inc.  Prior to joining the Company he was a founding partner of Greybrook Corporation, a private equity investment company.  Previously he held senior investment roles with Working Ventures Canadian Fund Inc. and Royal Trust Enterprise Capital.  Mr. Danis left public accounting in 1985 to accept the position of Managing Director of an offshore subsidiary of Brookfield Asset Management Inc.

APPOINTMENT OF AUDITORS

The directors of the Company have proposed to nominate Grant Thornton LLP for re-appointment as auditors of the Company for the current fiscal year.  Grant Thornton LLP was appointed the auditors of the Company by the Board of Directors on October 16, 2006.  Prior to that date, Swartz Levitsky Feldman LLP were auditors to the Company.

Shareholders are requested by Management to approve the re-appointment of Grant Thornton LLP, as the Company’s auditors until the next annual meeting of Shareholders and to authorize the directors to fix their remuneration.

Unless authority to do so is withheld, the persons named in the enclosed form of proxy intend to vote for the reappointment of Grant Thornton LLP as auditors of the Company, to hold office until the next annual meeting of Shareholders at remuneration to be fixed by the directors.

RECEIPT OF AUDITED FINANCIAL STATEMENTS

The audited financial statements of the Company and the report of the auditors to the Shareholders of the Company in respect of the fiscal year ended December 31, 2006 will be placed before the Shareholders of the Company at the Meeting.

OTHER MATTERS

The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting that will be presented for consideration at the meeting.  However, it is possible that certain proposals may be raised at the meeting by one or more shareholders.  In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgment.

In order to be included in the materials for the Company’s next annual meeting of Shareholders, the Company must receive Shareholder proposals on or before March 7, 2008.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Pursuant to applicable securities regulations, the Company must disclose the compensation paid to its “Named Executive Officers”. This includes the Company’s Chief Executive Officer and the Company’s Chief Financial Officer (or an individual that served in a similar capacity) and the other three most highly compensated executive officers provided that disclosure is not required for those executive officers, other than the Chief Executive Officer and Chief Financial Officer, whose total salary and bonus did not exceed $150,000. Executive officers of the Company include the Chairman of the Board of Directors, the President and Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or other subsidiaries who performs a policy-making function in respect of the Company, whether or not such officer is also a director of the Company or its subsidiaries. Other than as disclosed below, at the end of the most recently completed fiscal year, no other executive officers of the Company had a salary and bonus that exceeded $150,000. The Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Vice- President received the following compensation for the past three fiscal years ended December 31, 2006, 2005 and 2004:

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position with the Company	Financial Year End	Salary(1) (CA$)	Bonus(2) (CA$)	Other Annual Compensation (CA$)	Securities Under Option/ SARs granted(3) (#)	Restricted Shares or Restricted Share Units (CA$)	LTIP Payouts (CA$)	All other Compen-sation (CA$)
Ramesh Zacharias, CEO(4)	2006 2005 2004	348,000 332,000 345,000	27,000 Nil Nil	Nil Nil Nil	Nil Nil 600,000	Nil	Nil	37,000(5) 26,000 8,000
Sidney Braun, President and COO(4) (6)(7)	2006 2005 2004	154,000 190,000 80,000	15,000 Nil Nil	Nil Nil Nil	Nil Nil 850,000	Nil	Nil	Nil
William Danis, CFO,(8) Corporate Secretary	2006 2005 2004	176,000 172,000 172,000	15,000 Nil 20,000	Nil Nil Nil	Nil Nil 190,000	Nil	Nil	Nil
Don Ross, VP Business Development(8)	2006 2005 2004	151,000 151,000 142,000	15,000 Nil Nil	Nil Nil Nil	Nil Nil 90,000	Nil	Nil	Nil

Notes:
(1)      All amounts are in Canadian dollars.

(2)      Represents a bonus award pursuant to a financing transaction in July 2006.

(3)      The Company granted performance based share options in 2004, 20% of which vested in 2006.  The criteria underlying these performance options were not satisfied and no options were earned in the year.

(4)      Includes options to purchase up to 200,000 Common Shares per year for 5 years commencing July 1, 2004, (for an aggregate of 1,000,000 Common Shares), granted in 2004 provided certain performance criteria are or were met.  The performance criteria are measured from July 1st of each year to the June 30th of the following year.  As of December 31, 2006, the first 400,000 Common Shares have not vested as a result of the financial criteria having not been met.

(5)      In addition to being the Chief Executive Officer of the Company, Dr. Zacharias on occasion covers physician assignments that the Company is otherwise unable to fill. For each assignment that Dr. Zacharias covers, he is paid as an independent contracting physician. This amount represents fees paid to Dr. Zacharias for services rendered as a physician.

(6)      Mr. Braun resigned in August 2006.  He continues with the Company as a member of the Board of Directors.

(7)      Mr. Braun joined the Company in June 2004.  His salary for the year was approximately $80,000. Includes options to purchase up to 125,000 Common Shares per year from June 1, 2004, to May 31, 2006 (for an aggregate of 250,000 Common Shares), pursuant to an employment agreement between the Company and Mr. Braun.

(8)      Includes options to purchase up to 30,000 Common Shares per year for 5 years commencing July 1, 2004, (for an aggregate of 150,000 Common Shares), granted in 2004 provided certain performance criteria are or were met.  The performance criteria are measured from July 1st of each year to the June 30th of the following year.  As of December 31, 2006, the first 60,000 Common Shares have not vested as a result of the financial criteria having not been met.

Equity Compensation Plan Information

The Company’s current stock option plan (the “Current Plan”) was approved by the Board of Directors in November 1999 and, as amended, by the Shareholders on August 18, 2004. The Current Plan’s purpose is to provide a means whereby the Company, through the grant of options to purchase Common Shares of the Company to officers, directors, employees, service providers, consultants and contractors to the Company, may motivate such individuals to exert their best efforts on behalf of the Company.  Options may be granted by the Company from time to time to officers, directors, employees, service providers, consultants and contractors or to a personal holding company controlled by such optionees or to a registered retirements savings plan established by such optionees of the Company, or any affiliate of subsidiary of the Company, to purchase Common Shares.  The total number of Common Shares which may be reserved and set aside for issuance to eligible persons may not exceed 20% of the issued and outstanding Common Shares from time to time. Pursuant to the Current Plan, the options are not transferable other than by will or the laws of descent and distribution, the option price to be such price as is fixed by the Board of Directors, but shall be not less than the market price based upon the closing price on the day before the grant. The terms of the options may not exceed 5 years.  The Current Plan provides for the grant of up to 11,655,538 options to acquire Common Shares, of which 1,335,000 have been granted and are outstanding as at July 6, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (US$)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securityholders(1)	1,335,000	$0.406	10,316,539
Equity compensation plans not approved by securityholders(2)	1,380,000	$0.115	nil
Total	2,715,000	$0.285	10,316,539

Notes:

(1)      Options issued under the Current Plan.

(2)      These options ("Performance Options") are exercisable in equal amounts over the next three years on June 30, 2007, 2008 and 2009, provided that the following performance objectives are met:

(a)	for each of the 12 month periods ending June 30, 2007, 2008 and 2009, the earnings per share (“EPS”) shall have increased at least 20% from the EPS in the preceding twelve month period;

(b)	provided that the increase in EPS shall also be at least 20% higher than the highest EPS previously obtained for any 12 month period; and

(c)	there shall have been at least a US$2,000,000 increase in earnings before interest, depreciation and taxes per 12 month period, commencing July 1, 2004.

Option Grants During the Most Recently Completed Financial Year

No Options were granted to any Named Executive Officer during the Company’s most recently completed financial year. A total of 10,216,539 Common Share Options remain available for issuance under the Current Plan.

Option Exercised and Stock Vested

During the fiscal year ended December 31, 2006 none of the Named Executive Officers exercised any options or held any stock awards that vested during such fiscal year.

Aggregated Option Exercises During the Most Recently Completed Financial Year and Financial Year-End Option Values

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized(1) ($)	Unexcercised Option/SARs at Financial Year End Excercisable/ Unexcercisable	Option Exercise Price ($)	Option Expiry Date	Value of Unexcerciable in-the-money Options/SARs(2)(3) at Financial Year End ($)Excercisable/ Unexcercisable
Ramesh Zacharias (4)	nil	nil	200,000/0(4)	0.50	May 15, 2008	nil/nil
	nil	nil	0/600,000(5)(6)	0.115	August 31, 2009	nil/nil
Sidney Braun(4)(5)	nil	nil	250,000/0(4)	0.50	June 30, 2009	nil/nil
	nil	nil	0/600,000(5)(7)	0.115	August 31, 2009	nil/nil
William Danis(6)	nil	nil	100,000/0(4)	0.50	May 15, 2008	nil/nil
	nil	nil	0/90,000(5)(8)	0.115	August 31, 2009	nil/nil
Donald Ross	nil	nil	100,000/0(4)	0.50	January 28, 2009	nil/nil
	nil	nil	0/90,000(5)(8)	0.115	August 31, 2009	nil/nil

Notes:

(1)      Market value of underlying securities at the date of exercise minus the exercise price.

(2)      Market value of underlying securities at year-end minus the exercise price.

(3)      Based on the difference between the exercise price of such options and the closing price of the Common Shares ($0.10) on December 31, 2006, as quoted on the OTC Bulletin Board.  Amounts expressed in thousands of Canadian dollars.

(4)      Options issued under the Current Plan.

(5)      Performance Options issued on August 31, 2004.

(6)      Includes options to acquire up to 200,000 Common Shares per year for each of 5 years commencing July 1, 2004, (for an aggregate of 1,000,000 Common Shares), provided certain performance criteria are met.  The performance criteria are measured from July 1st of each year to the June 30th of the following year.  As of December 31, 2006, the first 400,000 Common Shares have not vested as a result of the financial criteria having not been met.

(7)      Includes options to acquire up to 125,000 Common Shares per year (for an aggregate of 250,000 Common Shares) from June 1, 2004, to May 31, 2006, pursuant to the employment agreement between the Company and Mr. Braun.

(8)      Includes options to acquire up to 30,000 Common Shares per year for each of the next 5 years commencing July 1, 2004, (for an aggregate of 150,000 Common Shares), provided certain performance criteria are met.  The performance criteria are measured from July 1st of each year to the June 30th of the following year.  As of December 31, 2006, the first 60,000 Common Shares have not vested as a result of the financial criteria having not been met.

Management Contracts

There are no management functions of the Company or a subsidiary thereof, which are to any substantial degree performed by a person other than a director or senior officer of the Company or a subsidiary thereof, except for the services of Ms. M. Walker, the Director of Operations of CPM Health Centres Inc., whose services are contracted through Travis Walker Holdings Inc.

Termination of Employment, Change in Responsibilities and Employment Contracts

All of the Company's executive officers offer their full business time to the affairs of the Company. The Company entered into employment agreements with Dr. Zacharias, William J. Danis and Donald Ross.

Ramesh Zacharias

On February 6, 2006, the Company entered into a thirty-six (36) month employment agreement (the “Zacharias Agreement”) with Ramesh Zacharias providing for his continued service as its Chief Executive Officer and a member of our Board of Directors, which agreement is subject to automatic extension for successive two year terms, in certain circumstances. The Zacharias Agreement was effective as of May 31, 2004 and replaced Dr. Zacharias's prior employment agreement. Under the Zacharias Agreement, Dr. Zacharias is entitled to an annual base salary of Cdn$350,000, subject to increases in the sole discretion of the Compensation Committee. The Zacharias Agreement provided for the grant to Dr. Zacharias of 1,000,000 performance-based share options vesting 20% annually over five years.  The foregoing equity awards, together with stock options previously granted to Dr. Zacharias, currently represent approximately 1.4% of the Company's equity.

The Zacharias Agreement provides Dr. Zacharias with termination benefits payments equal to the greater of twelve (12) month’s salary or the amount of salary payable until the termination of the Zacharias Agreement.   Dr. Zacharias is subject to certain covenants under the Zacharias Agreement, including a non-competition covenant covering the term of his employment and an additional period of eighteen (18) months thereafter.

Donald Ross

On May 31, 2004, the Company entered into a thirty-six (36) month employment agreement (the “Ross Agreement”) with Donald Ross providing for his continued service as its Senior Vice President, Business Development. The Ross Agreement has been extended effective as of May 31, 2007 for a two-year term. Under the terms of the Ross Agreement, as extended, Dr. Ross is entitled to an annual base salary of Cdn$170,000, subject to increases in the sole discretion of the Compensation Committee. The Ross Agreement provided for the grant to Dr. Ross of 150,000 performance-based share options vesting 20% annually over five years.  The foregoing equity awards, together with stock options previously granted to Dr. Ross, currently represent less than 0.4% of the Company's equity.

The Ross Agreement provides Dr. Ross with termination benefits payments equal to the greater of nine (9) month’s salary or the amount of salary payable until the termination of the Ross Agreement.   Dr. Ross is subject to certain covenants under the Ross Agreement, including a non-competition covenant covering the term of his employment and an additional period of nine (9) months thereafter.

William Danis

On October 27, 2005, the Company entered into a thirty-six (36) month employment agreement (the “Danis Agreement”) with William Danis providing for his continued service as its Chief Financial Officer and Treasurer, which agreement is subject to automatic extension for successive two year terms, in certain circumstances. The Danis Agreement was effective as of May 31, 2004.  Under the Danis Agreement, Mr. Danis is entitled to an annual base salary of Cdn$176,000, subject to increases in the sole discretion of the Compensation Committee. The Danis Agreement provided for the grant to Mr. Danis of 150,000 performance-based share options vesting 20% annually over five years.  The foregoing equity awards, together with stock options previously granted to Mr. Danis, currently represent less than 0.4% of the Company's equity.

The Danis Agreement provides Mr. Danis with termination benefits payments equal to the greater of nine (9) month’s salary or the amount of salary payable until the termination of the Danis Agreement.  Mr. Danis is subject to certain covenants under the Danis Agreement, including a non-competition covenant covering the term of his employment and an additional period of nine (9) months thereafter.

Composition of the Compensation Committee

The Board of Directors established a compensation committee (the “Compensation Committee”) consisting of five members who are Messrs. MacKenzie, Yarnell, Sinclair, Ofek and Walt. Four of the members are independent directors.  Mr. Sinclair is not independent because his son-in-law was a member of the management in the past twelve months.

The Compensation Committee met four times in the fiscal year ended December 31, 2006. It is expected that the Compensation Committee will be reappointed at the first meeting of directors following the Meeting.

Report on Executive Compensation

Overview of Compensation Program

The Compensation Committee of the Company's Board of Directors is responsible for establishing and evaluating the Company's policies governing the compensation of its executive officers and the Named Executive Officers. The Compensation Committee's goal is to ensure that the total compensation paid to each of the Company's Named Executive Officers is fair, reasonable and competitive.  The Compensation Committee operates under the terms of a written charter.

Compensation Objective

The objectives of the Company's executive compensation programs are to: (i) attract and retain talented and experienced management personnel; (ii) motivate and reward members of management whose knowledge, skills, performance and business relationships are critical to the Company's success; and (iii) align the interests of the Company's management and Shareholders by motivating management to increase Shareholder value and rewarding management when Shareholder value increases.

The Company's executive compensation programs are designed to compensate individual management personnel based on a number of factors, including: (i) the individual's position and responsibilities within the Company; (ii) the overall importance of the individual's responsibilities in helping the Company achieve success; (iii) specific tasks that the individual may be required to perform during a particular time period; (iv) the individual's skill set, experience and education; (v) market conditions, as measured by (among other things) feedback from recruiters and the Company's knowledge of peer company compensation policies; (vi) the Company's performance in areas for which the individual has responsibility; and (vii) the Company's overall performance.

Role of Executive Officers and Others in Compensation Decisions

The Compensation Committee makes all final decisions with respect to the compensation received by the Company's Named Executive Officers. It engages in arm's length negotiation and discussions with Dr. Zacharias, Dr. Ross and Mr. Danis with respect to each of their compensation packages, but deliberates outside their presence when making decisions on such matters.

Setting Executive Compensation

During 2004, the Compensation Committee deliberated on the transition in the Company's general long-term equity incentive compensation policy from granting options that vested immediately to granting restricted stock options that vested over time and were subject to certain performance measurements.  These changes are discussed further below.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for the Named Executive Officers were: (i) annual base salary; (ii) cash bonuses paid upon the completion of the Company's financing in July 2006; (iii) long-term equity incentive compensation; and (iv) other benefits.

Base Salary

Base salary is designed to attract and retain experienced executive officers who can drive the achievement of the Company's goals. Base salary is intended to provide Named Executive Officers with a predictable amount of cash flow that allows them to cover their day-to-day living expenses. Initial base salaries are primarily determined by arm's length negotiation with a prospective employee. Increases to base salary are determined based on a variety of factors, including individual performance, changes in role and/or responsibility and changes in the competitive market environment (including other potential opportunities available to existing employees).  Base salaries were renegotiated in 2004 and the base salaries, as negotiated, continued for the three year duration of the Named Executive Officers’ employment agreements.

Financing Bonuses

In July 2006, the Company completed a transaction pursuant to which it raised approximately $3.1 million from the private placement of Series I Special Shares and settled litigation for proceeds of approximately $1.8 million. The consummation of this transaction was a significant corporate goal and had required the dedicated effort of members of the management team while continuing to handle their respective responsibilities for the day-to-day operations of the Company. In order to reward them for achieving this goal, the Compensation Committee awarded additional discretionary cash bonuses to each of them upon completion of the transaction based on the individual efforts of each in consummating this financing, as further described in the footnotes to the Summary Compensation Table below.

Long-Term Equity Incentive Compensation

The Company awards long-term equity incentive awards to the Named Executive Officers, as part of its total compensation package.  These awards are intended to align the interests of employees to the interests of the Company's Shareholders. The Compensation Committee reviews and approves the amount and type of each award to be granted to each employee.  The Compensation Committee considers equity grants when the Named Executive Officers negotiate their employment agreements, although grants may be considered at other times to attract employees, to reward performance and/or to retain current employees. The amount, type and features of long-term equity incentive awards, if any, to be awarded to each employee is evaluated by the Compensation Committee based on a number of factors, including the past service of such employee to the Company, the present and potential contributions of such employee to the Company's success, such employee's then-current share holdings, years of service, position with the Company and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination.

The Company's long-term equity incentive awards typically take the form of options to acquire its Common Shares. Stock option awards provide the holder with the right to purchase shares of Common Shares at a fixed exercise price for a period of up to ten years. Stock options are granted at a price not less than the prevailing market value at the time of grant and have realizable value only if the Company's Share price increases. Stock options that were awarded in 2004 vested over a five year period.  Previously, stock option awards vested immediately. There were no option grants in fiscal 2005 and 2006 to the Named Executive Officers.

Other Benefits

Health and Welfare Benefits. All full-time employees, including the Named Executive Officers, may participate in the Company's health and welfare benefit programs, including medical, dental and vision care coverage and disability insurance.

Perquisites. The Compensation Committee's policy is to provide limited perquisites, and it does not believe these perquisites and other personal benefits constitute a material component of a Named Executive Officer's compensation package.

Policy with Respect to Employment Agreements

The Compensation Committee's policy is for the Company to enter into employment agreements with each of its Named Executive Officers for a number of reasons, including the following: (i) the need to provide severance benefits that are competitive with those offered by other, similarly situated companies; (ii) the belief that severance benefits help to ensure that management is not financially motivated to frustrate the execution of a change-in-control transaction for fear that their personal compensation will be negatively impacted as a result thereof; (iii) the ability to include non-competition and non-solicitation covenants in such employment agreements in order to reduce the risk that a key member of management is recruited by a competitor; and (iv) the increased certainty resulting from negotiated employment agreements reduces that distraction caused by ongoing negotiations over compensation matters. The Company currently has employment agreements with each of the Named Executive Officers.

COMPENSATION OF DIRECTORS

The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2006:

Name(1)	Fees Earned or Paid in Cash $(2)	Option Awards $(2)	Total(2)
Michael Sinclair(3)	64,500	Nil	64,500
Jacob (Koby) Ofek	37,500	Nil	37,500
John Yarnell(4)	37,500	Nil	37,500
Manfred Walt(5)	37,500	Nil	37,500
Lewis MacKenzie	37,500	Nil	37,500
Sidney Braun(6)	12,700	Nil	12,700

Notes:
(1)      Ramesh Zacharias is not included in the table because he is also a Named Executive Officer in the Summary Compensation Table above. He receives no additional compensation for his service as one of our directors.

(2)      All amounts are in Canadian dollars.

(3)      Includes Cdn$27,000 bonus paid pursuant to a financing transaction in July 2006.

(4)      The Company pays Yarnell Companies Inc. for the services provided by Mr. Yarnell as a director.

(5)      The Company pays Walt & Co. Inc. for the services provided by Mr. Walt as a director.

(6)      Mr. Braun resigned as President and COO on August 31, 2006.  These fees were earned after Mr. Braun’s resignation as an executive of the Company.

Additionally, options are offered to directors to purchase Common Shares at an exercise price equal to or above the market price for the common shares at the date that the options are granted. The Company does not pay any committee-related fees or any fees for attendance by members of the Board of Directors at meetings of the Board of Directors.

DIRECTORS’ AND OFFICERS’ INSURANCE

The Company provides directors’ and officers’ liability insurance with a policy limit of US $3,000,000 (US $3,000,000 aggregate during policy period) per occurrence.  Depending on the nature of the claim, the deductible is: (i) nil for each director or officer; (ii) nil for all directors and officers; (iii) US $50,000 for each corporate reimbursement claim; or (iv) US $150,000 for securities suits.  Under this insurance coverage the Company is reimbursed for payments made under corporate indemnity provisions on behalf of its directors and officers and individual directors and officers are reimbursed for losses arising during the performance of their duties for which the Company does not indemnify them.  Protection is provided to directors and officers for acts, errors or omissions done or committed during the course of their duties as such.  Excluded from coverage under the policy are illegal acts and those acts that result in personal profit.  This coverage forms part of the Company’s general third party liability risk insurance and, while no part of the premium chargeable to the Company in connection with the coverage is specifically allocated to directors’ and officers’ liability insurance, that part of the premium which is estimated to be referable to such directors’ and officers’ liability insurance in the last completed financial year is US$63,000 all of which is paid by the Company.  As at the date hereof all those persons listed under the heading “Election of Directors” are included as insured under the policy, as are also the following officers of the Company:  William Danis; Donald Ross.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

During the most recently completed fiscal year, no officer, director or proposed nominee for election as a director and no associate of any officer, director or proposed nominee for election as a director, has been indebted to the Company where such indebtedness has not been repaid at the date hereof.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Certain individuals proposed as nominees for election to the Board of Directors of the Company, are parties to employment agreements with the Company, as described above, under headings “Executive Compensation” and “Termination of Employment, Change in Responsibilities and Employment Contracts”.

During the most recently completed fiscal year, there were no transactions between the Company and any of its officers, directors or 5% or greater shareholders, except for payments to a company controlled by a director, totally $31,743 (2005 - $24,765) for administrative fees.  The Company believes all previous transactions between the Company and its officers, directors or 5% stockholders, and their affiliates were made on terms no less favourable to the Company than those available from unaffiliated parties.  The Company presents all proposed transactions with affiliated parties to the Board of Directors for its consideration and approval.  Any such transaction is approved by a majority of the disinterested directors.

AUDIT COMMITTEE DISCLOSURE

Audit Committee Charter

The charter for the audit committee of the Company is attached as Appendix “A” to this Circular.

Composition of the Audit Committee

The audit committee of the Board of Directors (the “Audit Committee”) is comprised of three members who are Lewis MacKenzie, John Yarnell (Chair) and Manfred Walt. All of the members are independent directors and each of them is financially literate.  The Board of Directors has made the determination that the Audit Committee has at least one member of the Audit Committee who qualifies as a “financial expert” for the purposes of audit committee rules adopted by the Securities and Exchange Commission, and that such person is Mr. John Yarnell, the Chair of the Audit Committee.

The Audit Committee met five times in the fiscal year ended December 31, 2006. It is expected that the Audit Committee will be reappointed at the first meeting of directors immediately following the Meeting.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the audit committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemption contained in sections 2.4 or 8 of MI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of MI 52-110, in whole or in part.

The Company is relying on the exemption provided by section 6.1 of MI 52-110 that provides that the Company, as a venture issuer, is not required to comply with and Part 5 (Reporting Obligations) of MI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to approve all audit engagement fees and terms, and the committee, or a member of the committee, must review and pre-approve any non-audit service provided to the Company by the Company’s independent auditor and consider the impact on the independence of the auditor.

External Auditor Services Fees By Category

The audit committee also reviews the extent of “non-audit” services and related fee proposals that may be requested from the independent auditors from time to time. The following table presents by category the fees billed by the Company’s current and previous external auditors during the fiscal year ended December 31, 2006 and the Company’s previous external auditors during the fiscal year ended December 31, 2006:

Fee categories	2006(1)	2005(1)
Audit fees(2)	CDN$85,000	CDN$72,500
Fees associated to the audit(3)	CDN$4,000	CDN$2,150
Fees associated to taxation services(4)	Nil	Nil
Other fees(5)	Nil	Nil
Total	CDN$89,000	CDN$74,650

Notes:

(1)      Grant Thornton LLP were appointed the auditors of the Company by the Board of Directors of Directors on October 16, 2006. Prior to that, the Company’s auditors were Swartz Levitsky Feldman LLP (“SLF”).

(2)      “Audit fees” include the total fees paid out to Grant Thornton LLP or SLF, as the case may be, for the audit of annual consolidated financial statements and other audits and regulatory deposits.

(3)      “Fees associated to the audit” include the total fees paid out to Grant Thornton LLP or SLF, as the case may be, for services associated to the audit fees, the consulting services relative to accounting and financial disclosure standards.

(4)      “Fees associated to taxation services” include the total fees paid out to Grant Thornton LLP or SLF, as the case may be, for compliance to taxation legislation, taxation advice as well as consultation and tax planning services related to income taxes, capital taxes and sales taxes.

(5)      “Other fees” include the total fees paid out to Grant Thornton LLP or SLF, as the case may be, for all other services other than those presented in the categories of fees, fees associated to the audit and fees associated to taxation services.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee acts under a written charter, which includes standards set forth in SEC regulations and rules of the National Association of Securities Dealers, Inc. includes assisting the Company with:

•	auditing and integrity of the Company's financial statements;

•	qualification and independence of the Company's independent accountants;

•	performance of the Company's independent accountants;

•	compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and

•	accounting and financial reporting process.

As part of its auditing and integrity of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's independent accountants all financial statements prior to their issuance. Management advised the audit committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also discussed with the Company's independent accountants matters relating to its independence, including a review of audit fees and the disclosures made to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Taking all of these reviews and discussions into account, the audit committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Dated:  July 6, 2007

AUDIT COMMITTEE

(signed) Lewis MacKenzie
(signed) John Yarnell
(signed) Manfred Walt

CORPORATE GOVERNANCE DISCLOSURE

Pursuant to National Instrument 58-101 - “Disclosure of Corporate Governance Practices” (“NI-58-101”) and regulations promulgated under the Securities Exchange Act of 1934, the Company is required to disclose, on an annual basis, its approach to corporate governance with reference to such regulations. This disclosure is presented below.

Composition of the Board of Directors

Each director is elected annually by the Shareholders and serves for a term that will end at the Company's next annual meeting. The Board of Directors has determined that of four of the seven members of the Board of Directors (General MacKenzie and Messrs. Ofek, Walt and Yarnell) are independent (as defined by MI 52-110) and three members (Dr. Zacharias, Dr. Sinclair and Mr. Braun) are not independent.

Directorships with Other Reporting Issuers

The following table sets out the directors of the Company that are directors of other reporting issuers (or their equivalent) in any Canadian or foreign jurisdiction:

Name of Director	Name of Reporting Issuer
Michael Sinclair	Yoomedia PLC CareCapital Group PLC Totally PLC
Jacob (Koby) Ofek	Oz-Atid International Ltd. Gaon-Agro Ltd. Middle East Tube Co. Ltd. Multimatrix Ltd. Unami Shiluvim Enterprise and Development Ltd.
Manfred Walt	Killam Properties Inc.
John Yarnell	Alexandria Minerals Corporation Broadband Learning Corporation
Lewis MacKenzie	Crowflight Minerals Inc. MTI Global Inc. Eurocontrol Technics Inc.
Sidney Braun	SPO Medical Inc.

Board Mandate

The Board of Directors assumes ultimate responsibility for the stewardship of the Company and carries out its mandate directly and through considering recommendations it receives from the Committees of the Board of Directors and from management. The Board of Directors approves all material acquisitions and dispositions of its operating businesses.

Management is responsible for the day-to-day operations of the Company, and pursues board approved strategic initiatives within the context of authorized business, capital plans and corporate policies. Management is expected to report to the Chief Executive Officer who reports to the Board of Directors on a regular basis on short-term results and long-term development activities.

The Board of Directors is specifically responsible for adoption of a strategic planning process, identification of principal risks and implementing risk-management systems, succession planning and the continuous disclosure requirements of the Company under applicable securities laws and regulations.

Orientation and Continuing Education

The Company does not have an orientation and education program in place for new board members. New board members will participate in such training and orientation as may be deemed by the Board of Directors to be necessary or appropriate in the circumstances.

Ethical Business Conduct

The Company has adopted a code of business conduct, which is available on www.sedar.com.

Nomination of Directors

The Chief Executive Officer discusses with the Governance and Nomination Committee potential candidates to the Board of Directors. This Committee then examines and recommends to the Board of Directors new candidates for the Board of Directors. The list is then submitted to the vote of the Shareholders at the Company's annual general meeting.

The Chairman of the Board of Directors reviews and recommends on an annual basis to the Board of Directors a list of candidates for the composition of the board committees. The committees are reconstituted on an annual basis at the first meeting of the Board of Directors following the Company's annual general meeting.

The Governance and Nomination Committee has adopted a charter, a copy of which is attached as Appendix “B”.

In identifying and evaluating candidates to be nominated as directors, the Board seeks individuals with stated relevant experience that can add to the ability of the Board to fulfill its fiduciary obligations and its stated business goals. Director candidates must also have high personal and professional ethics, integrity and values. Additionally, director nominees must have sufficient time to devote to the Company's affairs.

As a small company, the Company has generally used an informal process to identify and evaluate director candidates. The Company has encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company has not paid any third party a fee to assist in the nomination process or to identify or evaluate candidates.

The Company will consider candidates that are nominated by its stockholders. The name, together with the business experience and other relevant background information of a candidate, should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Company's voting Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Compensation

The Compensation Committee reviews and approves the Chief Executive Officer's overall compensation, including benefits and employment conditions, and is responsible for determining the compensation of directors and other executives.

None of the members of the Compensation Committee was employed by the Company or any of its subsidiaries or had any other relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K.

The Compensation Committee has a charter a copy of which has been filed on http://www.sedar.com/.

Other Board Committees

The Company has three committees of the Board of Directors, namely, the Audit Committee, Governance Committee and Compensation Committee. All of the committee members are independent directors. The Board of Directors does not have any other standing committees.

Governance Committee

The Board of Directors established a Corporate Governance Committee consisting of two members who are Messrs. MacKenzie and Yarnell. All of the members are independent directors.

The Governance and Nomination Committee met twice in the fiscal year ended December 31, 2006. It is expected that the Governance and Nomination Committee will be reappointed at the first meeting of directors following the Meeting.

The principal responsibilities of the Governance and Nomination Committee include: (i) developing a corporate governance structure, reviewing the corporate governance practices of the Company and assessing the functioning of the Board of Directors, its committees and its individual members; and (ii) reviewing and assessing the skills and competencies required and exhibited by the members of the Board of Directors and providing recommendations concerning individuals qualified to serve as members of the Board of Directors.

Orientation

Although there is no formal orientation program, the Board of Directors ensures that new directors receive an appropriate orientation in order that they understand the role of the Board of Directors and its committees. Each new director meets the Chief Executive Officer and select members of the Board of Directors who discuss with the new director what is expected of that candidate as a member of the Board of Directors.

Assessments of the Board of Directors

In view of the size and current state of the Company’s development and the number of directors on the Board of Directors, the Board of Directors do not, at the present time, feel it necessary to adopt a formal process to assess Board of Directors, Committee and individual director effectiveness. In view of the frequency of both formal and informal board meetings during the course of the year there is ample opportunity for each director to assess the effectiveness of all other directors. The Company is not proposing to adopt a formal process for assessment at the present time.

SECTION 16(a) REPORTING

As under the securities laws of the United States, the Company’s directors, its executive (and certain other) officers, and any persons holding five percent (5%) or more of the Common Shares must report on their ownership of the Common Shares and any changes in that ownership to the Securities and Exchange Commission. These reports must be filed on specific due dates.  During the year ended December 31, 2005, the Company believes that all reports on behalf of the Company’s executive officers and directors for all transactions were not filed on a timely basis. The Company has taken steps to ensure that its executive officers and directors now file all such reports on a timely basis.

ADDITIONAL INFORMATION

The Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (“SEC”), which includes the consolidated financial statements and MD&A of the Company and its subsidiaries for the fiscal year ended December 31, 2006, as well as the un-audited quarterly financial statements for the period ending March 31, 2007, and June 30, 2007, and additional information concerning the Company is available through the Company’s website at www.med-emerg.com, through the SEC website at www.sec.gov, or through SEDAR at www.sedar.com. A copy of this Circular and the Company’s most recent financial statements and management discussion and analysis is available to anyone, upon request, from the Chief Financial Officer, at (905) 858-1368.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of stockholders intended to be presented at the 2008 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than March 7, 2008. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2008 proxy statement.

.

CERTIFICATE OF APPROVAL OF DIRECTORS

This Circular and the mailing of same to Shareholders has been approved by the Board of Directors of the Company.

DATED this 6th day of July, 2007.

MED-EMERG INTERNATIONAL INC.

By:	(signed) Michael Sinclair
Name: Michael Sinclair
Title: Chairman of the Board

APPENDIX “A”

CHARTER OF THE
AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

1.	PURPOSE

The Audit Committee shall:

B.	Assist the Board of Directors in fulfilling its responsibilities with respect to its oversight of:

(i)	The quality and integrity of the corporation's financial statements;

(ii)	The corporation's compliance with legal and regulatory requirements;

(iii)	The independent auditor's qualifications and independence; and

(iv)	The performance of the corporation's internal audit function and independent auditors.

C.	Prepare the report that SEC rules require be included in the corporation's annual proxy statement.

2.	STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the Securities and Exchange Commission and the Sarbanes-Oxley Act.  No member of the Committee may serve on the audit committee of more than three public companies, including the corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member must be a “financial expert” as defined by the Securities and Exchange Commission.

No member of the Committee shall receive compensation other than (i) director's fees for service as a director of the corporation, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the corporation.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

3.	MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the corporation's financial statements in a manner consistent with that outlined in Section IV of this Charter.

4.	RESPONSIBILITIES AND DUTIES

Outlined below are certain continuing responsibilities that the Committee is expected to fulfill in effecting its purpose as stated in Section I of this Charter. This list of responsibilities is presented for illustrative purposes and is not intended to be exhaustive. The Committee may conduct additional activities as appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also fulfill other responsibilities delegated to it from time to time by the Board.

The Committee shall have direct responsibility for the appointment, compensation, retention, termination and oversight of independent auditors. The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the corporation's internal audit group, Board of Directors, corporate executives and independent accountants as necessary to carry out these responsibilities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations, each of which is the responsibility of management and the Company’s external auditors.

Documents/Reports Review

1.                      Review with management and the independent auditors prior to public dissemination the corporation's annual audited financial statements and quarterly financial statements, including the corporation's disclosures under “Management's Discussion and Analysis of Financial Condition and Results of Operations.” and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 [see attached].

2.                      Review and discuss with management and the independent auditors the corporation's earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the corporation may provide earnings guidance.

3.                      Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the corporation's by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

Independent Auditors

4.                      Retain and terminate independent auditors and approve all audit engagement fees and terms.

5.                      Oversee the work of any independent auditors employed by the corporation, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

6.                      Approve in advance any significant audit or non-audit engagement or relationship between the corporation and the independent auditors, other than “prohibited non-auditing services”.

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions (vii) human resources; (viii) broker-dealer, investment adviser or investment banking services; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor services if:

(i)	the aggregate amount of all such non-audit services provided to the corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Committee at a later time.

7.                      Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a)	Obtain and review a report by the corporation's independent auditor describing the auditor's independence and all relationships between the independent auditor and the corporation;

(b)	Consider whether the lead audit or reviewing partner should be rotated more frequently than is required by law;

(c)	Confirm with any independent auditor that such auditor complies will all applicable partner rotation requirements.

Financial Reporting Process

8.                      In consultation with the independent auditors, management and the internal auditors, review the integrity of the corporation's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the corporation; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the corporation's management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the corporation's selection or application of accounting principles; (iv) major issues as to the adequacy of the corporation's internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditor and the corporation's management.

9.                      Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the corporation.

10.                      Review with the independent auditor (i) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the corporation, (ii) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (iii) management's responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise) and (ii) any significant communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

Legal Compliance / General

11.                      Discuss with management the corporation's guidelines and policies with respect to risk assessment and risk management.

12.                      Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provided audit services to the corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the corporation was employed by the registered public accounting firm and participated in the audit of the corporation within one year of the initiation of the current audit.

13.                      Establish procedures for: (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

Reports

14.                      Prepare all reports required to be included in the corporation's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.  The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

15.                      Report regularly to the full Board of Directors including with respect to any issues that arise with respect to the quality or integrity of the corporation's financial statements, the corporation's compliance with legal or regulatory requirements, the performance and independence of the corporation's independent auditors or the performance of the internal audit function.

5.	ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

APPENDIX “B”
CHARTER OF THE
GOVERNANCE AND NOMINATION COMMITTEE
OF THE BOARD OF DIRECTORS

Name

There shall be a committee of the Board of Directors (the “Board”) of Med-Emerg International Inc. (the “Company”) known as the Corporate Governance and Nomination Committee (the “Committee”).

Purpose

The Committee has been established to assist the Board in fulfilling its general oversight responsibilities and fiduciary obligations by:

•	developing, reviewing and planning the Company’s approach to corporate governance issues, including the public disclosure of the Company’s corporate governance practices;

•	keeping itself updated on Corporate Governance developments in Canada and assess if any changes are required to the Company’s policies or practices;

•	monitoring the Board’s succession plan for the Board of Directors, the CEO and other senior management;

•	recommending to the Board new Board Directors, de-selection of Board Directors and members of the Compensation Committee; and

•	setting risk assessment policies and monitoring that these are complied with.

Composition and Qualifications

The Committee shall be comprised of not less than three directors as determined from time to time by the Board, all of whom shall be independent directors within the meaning of applicable securities legislation such that they are free from any relationship that would interfere with the exercise of his or her independent judgment.  The Board shall designate the Chair of the Committee and in so doing shall consider the recommendation of the Nomination Committee.

Each member of the Committee shall continue to be a member until a successor is appointed, unless the member resigns, is removed or ceases to be a director.  The Board may fill a vacancy at any time.

Meetings

The Chair of the Committee, following consultation with Committee members, shall determine the schedule and frequency of the Committee meetings provided that the Committee shall meet a minimum of twice a year including once prior to the Board meeting to approve the Company’s Statement of Corporate Governance Practices and Report on Executive Compensation contained in the management information circular for the Corporation’s Annual Meeting.  Additional meetings will be scheduled as required in response to specific circumstances.  A majority of the members of the Committee shall constitute a quorum for meetings.

The Chair of the Committee shall develop and set the Committee’s agenda in consultation with members of the Committee, the Board and management.  An agenda for each meeting will be disseminated to Committee members as far in advance of each meeting as is practicable.  Draft Minutes of all meetings of the Committee shall be prepared for approval no later than two weeks after the meetings.  Approved Minutes to be distributed to the Board no later than one month after the meetings.

Specific Duties and Responsibilities

The Committee is mandated to carry out the following responsibilities:

1.                      Orientation and Education

The Committee shall cause to be provided an orientation and education program to new Board members and continuing education as necessary.

2.                      Approval of Independent Advice for Directors

The Committee shall consider and approve, if appropriate, requests by individual directors to engage external special advisors and approve the necessary funding to compensate such advisors.

3.                      Organization Structure and Succession Planning

The CEO has the responsibility for the organizational structure of the Company and its management team and to present to the Committee an assessment of its effectiveness and any proposed changes of a significant or strategic nature.

The Committee shall:

(a)
monitor and report to the Board on the organizational structure of the Company’s management, including an assessment of the effectiveness of the structure, and any organizational changes proposed by the CEO; and

(b)	monitor management’s succession plan for Board Directors, the CEO and other senior management and periodically report to the Board with recommendations on succession planning issues.

4.                      Corporate Governance

The Committee shall:

(a)
review and assess the adequacy of the Company’s corporate governance system annually and report to the Board,  which report shall include any recommendations regarding the Company’s corporate governance practices which the Committee deems appropriate;

(b)
review the disclosure or the Company’s system of governance to be contained in the Company’s annual report or management information circular to ensure it constitutes full and complete disclosure of such system in response to the relevant legal and regulatory requirements; and

(c)	review at least annually the main risk issues facing the Corporation and to recommend to the CEO any appropriate action.

5.                      Nomination

The Committee shall:

(a)	establish processes for identification of suitable nominees for appointment to the Board as additional members or to succeed existing Directors;

(b)	make appropriate recommendations for new appointments to the Board and, if necessary, request for resignations from the Board;

(c)	establish processes for the review of individual Directors and the Board as a whole;

(d)	evaluate the range of competencies of existing Board members, and identify the competencies required;

(e)	develop and maintain a plan for identifying, assessing and enhancing director competencies;

(f)	provide advice to the Board on compliance with the Company’s policies and procedures relating to tenure, competencies and board composition of directors;

(g)	ensure that Board succession planning is in accordance with the requirements of the Company’s policies and procedures;

(h)	review the commitment of all non-executive directors to ensure that adequate time is available and spent on Board business; and

(i)	provide the Company Secretary with all the relevant director information for disclosure in the Annual Report.

6.                      Review of Policies

The Committee shall review on an annual basis the Company’s strategic corporate policies and material amendments thereto including the Company’s Corporate Disclosure, Confidentiality and Insider Trading Policies and other relevant policies associated with ensuring an effective system of corporate governance.

7.                      Report to Board

The Committee shall report periodically, but not less than once every year to the Board and shall submit to the Board the Minutes of its meetings.

8.                      Other

Review the mandate of the Committee at least annually and perform any other activities consistent with this Charter, the Company’s by-laws or as delegated by the Board from time to time.

9.                      Delegation of Authority

The Committee may delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.

10.                     Resources

The Committee shall have the sole authority to retain (or terminate) consultants to assist the Committee in the evaluation of the CEO or to identify candidates for appointment as the CEO or other senior management positions.  The Committee shall be provided with the necessary funding to compensate any advisors retained by the Committee.  The Committee shall have full access to the Company’s books, records, facilities and personnel.

11.                      Limitation on the Oversight Role of the Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all members of the Board are subject.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the information provided to the Corporation by such persons or organizations.

Exhibit “A”

MED-EMERG INTERNATIONAL INC.

6711 Mississauga Road, Suite 404
Mississauga, ON  L4N 2W3

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF MED-EMERG INTERNATIONAL INC.

TO BE HELD ON AUGUST 7, 2007

SOLICITED ON BEHALF OF MANAGEMENT

The undersigned shareholder of Med-Emerg International Inc. (the “Company”) hereby appoints Ramesh Zacharias, Chief Executive Officer, failing him, William Danis, Chief Financial Officer, or instead of either of them,                                        , as nominee of the undersigned, with the power of substitution, to attend, vote and act for and on behalf of the undersigned at an annual meeting of the shareholders of the Company to be held on August 7, 2007, and at any adjournment or adjournments thereof, and without limiting the general authority and power hereby given to such nominee, the shares represented by this proxy are specifically directed to be voted or withheld from being voted as indicated below.

This proxy will be voted or withheld from being voted in accordance with the instructions specified.  WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO BELOW.

THIS PROXY CONFERS AUTHORITY FOR THE ABOVE NAMED TO VOTE IN HIS DISCRETION WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY AND ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING, OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY.  SUCH RIGHT MAY BE EXERCISED BE INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

If this proxy is not dated, it will be deemed to be dated on the date upon which it is mailed to the Company.

DATED            day of                    , 2007

Signature of Shareholder

VOTE FOR	The election of directors as nominated by Management.
WITHHOLD VOTE
VOTE FOR	The re-appointment of Grant Thornton LLP, Chartered Accountants, as auditors of the Company in respect of the current year and to authorize the directors to fix their remuneration.
WITHHOLD VOTE

EXHIBIT “B”

MED-EMERG INTERNATIONAL INC.

2007 Request for Annual and Interim Financial Statements

In accordance with National Instrument 51-102, shareholders may elect annually to have their names added to the issuer’s Supplemental Mailing List. Please indicate which reports you would like to receive, complete the following and forward to the offices of:
Continental Stock Transfer & Trust Co.
17 Battery Place-8th Floor
New York, NY 10004

Rather than receiving financial statements by mail, you may choose to access them at www.sedar.com.

I HEREBY CERTIFY that I am a Shareholder of the Company, and as such, request that you add me to your Supplemental Mailing List to receive (please circle the appropriate number)

(1)	Interim Financial Statements for the 1st, 2nd and 3rd quarters of fiscal 2007 and the related MD&A;
(2)	Annual Financial Statements for the fiscal year ended August 31, 2007 and related MD&A; or
(3)	BOTH- Interim financial statements and MD&A and the annual financial statements and related MD&A for the 2007 financial year.

Name (PLEASE PRINT)

Number & Street Address

City Province/State Postal Code/ZIP Code

I confirm that I am a Shareholder of the Company.

Signature of Shareholder	Date Signed

To permit the Company to use electronic methods for communication with its Security holders, we are requesting that you provide us with your e-mail address and consent to the electronic delivery of documents in either an Adobe Portable Document Format (“PDF”) or a Word Document Format.

Signature of Shareholder	E-mail Address

As long as you remain a shareholder, you will receive this notice each year and be required to renew your request to receive these financial statements.